Bristow Group Inc. Analyst Day 2013 April 10, 2013 Exhibit 99.1

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Forward-looking statements
This presentation may contain “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. Forward-looking statements include statements about our future business, operations, capital requirements and funding sources therefor, fleet composition, capabilities and results; modeling information, including the impact of the UK SAR award on expected, revenues, earnings, EPS growth, expected EBITDAR, BVA, asset FMV, cash flow, operating margins, debt ratios, interest and rent coverage and other financial projections; plans, strategies and objectives of our management, including our plans and strategies to grow earnings and our business, our general strategy going forward and our business model; expected actions by us and by third parties, including our customers, competitors and regulators; the valuation of our company and its valuation relative to relevant financial indices; assumptions underlying or relating to any of the foregoing, including assumptions regarding factors impacting our business, financial results and industry; and other matters.
Our forward-looking statements reflect our views and assumptions on the date of this presentation regarding future events and operating performance. They involve known and unknown risks, uncertainties and other factors, many of which may be beyond our control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include risk of contract terminations, higher than anticipated costs, adverse capital market conditions and those discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition
and Results of Operations” in our Annual Report on Form 10-K for the fiscal year-ended March 31,
2012 and our Quarterly Report on Form 10-Q for the quarter ended December 31, 2012. We do not undertake any obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

Safety Moment SAFETY MOMENT 3

Third Floor

57th Street
Buffet
TANSA 2
TANSA 1
Balcony
Atrium
Balcony
AZEKKA
Stairway to Second Floor
Storage
Pre-Assembly
Pre-Assembly
MIRUS 2
Buffet
Coat Room
Consultation Room
MIRUS 1
Buffet
Maitre D' Office
GAMSHOGE
56th Street

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4 Map of emergency exits

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ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Agenda
•
Introduction
(Linda McNeill, Director Investor Relations)
•
Bristow’s Vision and Mission
(Bill Chiles, President and CEO)
•
UK Search and Rescue Contract
(Jeremy Akel, SVP Global Operations;
Mike Imlach, Managing Director Bristow Helicopters Limited)
•
UK SAR Finance Discussion
(Jonathan Baliff, SVP and CFO;
George Bruce, Global Operations Finance Director)
•
Future market opportunities
(Mark Duncan, SVP Commercial)
•
Lunch
(Hank Williams, General Manager Cougar Helicopters)

6 Bristow’s Vision and Mission Bill Chiles, President and CEO

Objectives for today
•
Discuss operational details of UK Search and
Rescue (SAR) contract
•
Understand the expected financial impact of UK
SAR
•
Discuss the implications of UK SAR on our
business model
•
Review future global market opportunities

N439BG

TARGET ZERO

ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

Bristow is the leading provider of helicopter
transportation services to the global offshore industry
• ~20 countries
• 556 aircraft
• ~3,400 employees
• Ticker: BRS
• Stock price*: $63.08
• Market cap*: ~$2.3 billion
• Secured: BBB-/Ba1 (stable outlook)
• Corporate: BB/Ba2 (stable outlook)
• FY13 TSR: 40.5%
$67
* Based on 36.6 million fully diluted weighted average shares outstanding for the nine months ended 12/31/2012 and stock price as of 04/05/2013
Bristow flies crews and light cargo to production platforms, vessels and rigs

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Our Vision, Mission and Core Values
Our mission is to provide the safest and
most efficient helicopter services and
aviation support
worldwide.
We will achieve
this by focusing on and committing to:
• Working in innovative partnerships with
customers
• Further developing highly professional
workforce
• Expanding business and extending horizons
Bristow’s values represent core beliefs about
how to conduct business:
• Safety – unwavering focus on safety and
maintaining a “Target Zero” goal of no accidents
• Quality and Excellence – set and achieve high
standards in all operations
• Integrity – “do the right thing”
• Fulfillment – develop talents and enjoy work
• Teamwork – communicate openly and respect
each other
• Profitability – make wise decisions and grow
the business
Our Mission Our Values
Our vision represents our destination and what we want to accomplish:
“One global team setting the standard for excellence, growing and succeeding together…soaring above the competition.”
Our Vision
Through these commitments, we will provide
industry-leading value to our customers,
employees and shareholders while
remaining true to our core values

CLIENTS
Consistently deliver on our client promise to increase their productivity and reduce their operational risks and costs.
EXECUTION
Streamline and standardize operational processes and technology to ensure safety, efficiency and service.
PEOPLE
Foster a culture of accountability and innovation that promotes safety, integrity and exceptional performance.
GROWTH
Achieve outstanding total shareholder return and increase year-on-year BVA.
ZERO ACCIDENTS • ZERO COMPLAINTS • ZERO DOWNTIME
OPERATIONAL EXCELLENCE

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

10 Our strategic objectives 2012-2016

•
World-class performance and a commitment to do the
best job we can in everything we do
•
A means of achieving our strategic objectives for
people, growth, execution and clients
•
An ongoing journey where every employee plays an
important role in continuous improvement
•
It provides a single focus for all of our present
initiatives – Target Zero, Client Promise and BVA
What do we mean by “Operational Excellence”?

CA
Bristow

HM COASTGUARD
N8010S

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

• Operational Excellence will
help Bristow achieve lasting
competitive differentiation
• It aligns Bristow with its
clients
• It represents best practices
• Leadership has a long-term
strategic plan for Bristow to be
the
leading global helicopter
services company, and we will
get there with our commitment
to Operational Excellence
Why pursue Operational Excellence?

FLIGHT SAFETY FOUNDATION

independent • impartial • international

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

TARGET ZERO , our industry leading safety program,
creates differentiation and client loyalty
•
Safety is our primary core value
•
Bristow’s ‘Target Zero’ program is now the leading
example emulated industry-wide
•
Safety performance accounts for 25% of management
incentive compensation
•
Flight Safety Foundation (FSF) awarded its 2012
President’s Citation to Bristow Group’s Target Zero
program

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

Bristow services are utilized in every phase of
offshore oil and gas activity
• Largest share of revenues (>60%) relates to
oil and gas production, ensuring stability
and growth
• There are ~8,000 offshore production
installations worldwide - compared with
>600 exploratory drilling rigs
• ~1,700 helicopters servicing oil and gas
industry of which Bristow’s and affiliates
fleet is approximately one-third
• Bristow revenues primarily driven by
operating expenditures
ABANDONMENT EXPLORATION
SEISMIC
H e l i c o p t e r     t r a n s p o r t a t i o n     s e r v i c e s
Typical revenues by segment
DEVELOPMENT
PRODUCTION
Exploration
20%
Development
10%
Production
60%
Other 10%

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Bristow’s contract and operations structure results in a more predictable income with significant operating leverage
Revenue sources
•
Our ongoing capex is low as we expense almost all of our maintenance costs
• Bristow earns 65% of contract revenue through the monthly standing charge (MSC)
in most markets
• Two tiered contract structure includes both:
• Fixed or monthly standing charge to reserve helicopter capacity
• Variable fees based on hours flown
Operating income
Fixed
monthly
65%
Variable
hourly
35%
Fixed
monthly
70%
Variable
hourly
30%

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

FY13 total stock return
Source:Factset (from April 1, 2012 to March 29, 2013)
Note:  Simmons Offshore Transportation Service Index includes: Bourbon, Dockwise, DOF, ERA Group Inc., Farstad Shipping, Gulfmark, Hornbeck, Kirby Corp, Seacor, Solstad
Offshore and Tidewater
04/01/12 09/28/12 03/29/13
80
100
120
140
2.1%
3.1%
13.6%
14.0%
18.4%
40.5%
Oil Service Index Simmons Offshore Transportation Index S&P 500 Bristow ISS Glass Lewis

17 UK Search and Rescue (SAR) Contract Jeremy Akel, SVP Global Operations Mike Imlach, Managing Director, Bristow Helicopters Limited and European Business Unit Director

Importance of this contract for the UK
government
•
Releases UK military from the obligation of providing
SAR resulting in a better value for money solution
(eliminates military overhead)
•
SAR is not a front line activity, so the UK government
is able to release people back to the military
•
Cohesive operational emergency service system - one
control unit that coordinates all rescues through this
system
•
Replaces existing aged equipment
•
Local content job creation

HM COASTGUARD

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Why was Bristow Helicopters Limited (BHL)
awarded UK SAR contract?
BHL will provide modern, robust,
reliable and effective SAR system for
the UK through:
• Commitment to operational
excellence
• SAR service continuity
• Delivering a national solution
• Demonstrating value for money
• Meeting and exceeding
environmental and regulatory
requirements

SAR service continuity
• Ten bases equipped with 22 technologically-advanced helicopters
• Two aircraft at each base plus one additional of each aircraft type for training purposes
• State-of-the-art SAR and safety technology:
• Night vision
• Mission management
• Increased on-board medical capabilities
• Infrared cameras
• SAR data linking
• 10-year contract with a two-year extension with flying operations commencing in April 2015
• Implementation of training and infrastructure developments will begin in
January 2014
• Resilience of the service – managed transition plan provides continuity
• De-risk through two aircraft types

15°W
10°W
5°W
0°
5°E
Bristow Lot 3 SAR Bases
S92
Radius of Action: 250nm
AW189
Radius of Action: 200nm
Remote Refuelling Sites
UK SRR
SUMBURGH
60°N
STORNOWAY
INVERNESS
PRESTWICK
55°N
HUMBERSIDE
CAERNARFON
Ireland
SRR
CARDIFF
MANSTON
NEWQUAY
LEE-ON-SOLENT
50°N
UK SRR
45°N

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow bases overall radius of action coverage
• Availability 24/7/365
• Cover all UK SAR incidents expected
10,000 flying hours per year (6,000
training and 4,000 missions)
• Ability to surge up to seven aircraft
simultaneously to a single SAR incident
• Average annual number of missions
between 250 - 300 per base
• Aeronautical, inland and maritime
missions
• Ability to launch within 15 minutes
between the hours of 08:00 - 22:00 and
45 minutes between 22:00 - 08:00

BRISTOW
G-AWOX

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Bristow’s 36 year history of world class SAR
services in the UK
• Long history of world class UK SAR
services
• From 1971 to 2007 Bristow operated
S-55 helicopters at RAF Manston in
Kent and S-61 SAR helicopters from
Stornoway, Sumburgh, Portland and
Lee-on-Solent
• Over 44,000 SAR operational hours
in the UK and over 15,000 SAR
missions
• More than 7,000 people have been
rescued by our crews and
helicopters

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

Global SAR service provider
• Our affiliate, FB Heliservices,
provides all military helicopter pilot
training including SAR through the
Defence Helicopter Flying School
• We also conduct SAR operations
in Australia, Brazil, Canada,
Cyprus, Norway, the Dutch
Antilles, the Netherlands, Trinidad,
and Russia, and provide SAR
training in Algeria and Trinidad

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

UK SAR management structure
ENGINEERS
100
BHL
Managing
Director
SAR
FACILITIES
MANAGER
SAR
TRAINING
BASE ADMIN
16
CHIEF
ENGINEER
CHIEF PILOT
Base Manager
REARCREW
110
• Global quality and
standards
• Independent auditing
function
Head of
Training
Ground
Operations
SAR Head of
Flight Ops
SAR Head of
Engineering
SAR
Finance
SAR
HR
SAR
Director
Total personnel ~ 350
PILOTS
100

EXECUTIVE
SUMMARY
Managed transition process
•
Legally binding agreement with the UK Ministry of
Defence
•
Method to safeguard SAR activities by ensuring that
SAR pilots and crews do not leave the military
simultaneously
•
Managed transition of pilots and crews over the next
2.5 years
•
Important skills required for SAR are retained through
this process
•
Highly experienced military crews will transition at a
faster pace

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

• SAR aircraft fly with a minimum
crew of four:
• One SAR Captain
• One SAR Co-Pilot
• Two SAR Aircrewmen
• One operates the rescue hoists
• One operates the mission
management system and goes
down the wire and carries out the
rescue
• SAR Aircrewmen are qualified
Paramedics
SAR helicopter crew composition

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Bristow’s SAR people
Simon Tye B.Sc.
SAR Business Development Manager and
UK SAR Project Lead
• Based in UK and Den Helder, the Netherlands
• With Bristow for 15 years as a SAR helicopter pilot
• Flown over 350 SAR missions
Dian Jonathan Lacy QGM – “Cags”
Crewman, Winch Operator, Trainer
• Logged over 300 SAR missions with the Royal Navy
and Bristow
• Cags was awarded the Queen’s Gallantry Medal 2010,
the Edward and Maisey Lewis Award and an individual
commendation from the Shipwrecked Mariners Society
• On assignment in Trinidad

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

EXECUTIVE
SUMMARY
Bristow’s SAR people
Tony Laws
Aircrew Training Instructor (SAR)
• On assignment in Australia and Southeast Asia
• With Bristow for nine years
• Logged over 300 SAR missions
• Received a Commendation for Bravery as Royal
Navy SAR crewman
Chris Bond
SAR Global Standards Manager and
UK SAR Technical Lead
• Based in the UK but travels to Bristow’s various bases
around the globe
• With Bristow for 35 years
• Logged over 10,000 SAR hours and over 1,100 rescues

Bristow

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

29 UK SAR – Maritime Coastguard Agency 10 new bases – long-term investment for 30+ years

COASTGUARD
RESCUE
HM COASTGUARD
G-MCGA

G-MCGI
HM COASTGUARD

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

Aircraft solution for UK SAR
Large aircraft solution – Sikorsky S-92
• Two aircraft at each operating base
• Three aircraft at Stornoway operating / training
base
• Preliminary cost per aircraft
is ~$35 - $40M
Large aircraft solution – AgustaWestland  AW189
• Two aircraft at each operating base
• Three aircraft at Inverness operating / training
base
• Preliminary cost per aircraft
is ~$20 - $25M

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Aircraft solution for UK SAR
Old technology
New technology
Air speed = 145 knots
Radius of action =
in excess of 250
nautical miles
Operational range =
in excess of 600
nautical miles
Normal flight crew = 4
Capacity =
3 stretchers, 10
seated, additional
persons
Air speed = 145 knots
Radius of action =
in excess of 200
nautical miles
Operational range =
in excess of 500
nautical miles
Normal flight crew = 4
Capacity =
2 stretchers, 6 seated,
additional persons
AW189
S-92
Air speed = 100 knots
Radius of action =
in excess of 200
nautical miles
Operational range =
in excess of 500
nautical miles
Normal flight crew = 4
Capacity =
3 stretchers, 10
seated, additional
persons
SeaKing/S-61

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

UK SAR base footprint
Stornoway
Aberdeen
Sumburgh
Humberside
Caernarfon
Inverness
Prestwick
Manston
Lee-on-Solent
Cardiff
Bristow large base
S-92 aircraft 2 at each
Newquay
Training base at
Stornoway with 3 S-92
Bristow large base
AW189 aircraft 2 at each
base
Training base at
Inverness with 3 AW189
Bristow HQ and EASA
Part-147 Training Facility
base

Base / Location

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Base transition dates
Service Date Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Cumulative aircraft count 1 2 2 2 6 10 12 16 16 16 16 16 20 22 22 22
Sumburgh (existing facility)*
Stornoway (existing facility)*
Shared (training)
Shared (training)
Humberside (new facility)
Inverness (new facility)
Caernarfon (new facility)
Manston (new facility)
Cardiff (new facility)
Prestwick (new facility)
Newquay (new facility)
FY15 FY16 FY17 FY18
Lee-on-Solent (existing facility)
AW189 (1)
S-92 (1)
S-92 (2)
AW189 (2)
S-92 (2)
AW189 (2)
AW189 (2)
AW189 (2)
AW189 (2)
S-92 (2)
S-92 (2)
S-92 (2)
*Note that existing GAP SAR aircraft will continue to work from Sumburgh and Stornoway facilities

UK SAR TRANSITION TIMELINE

Contract Award
Aircraft Introduced
UK SAR Service Fully Operational
Implementation Work Up Training & Infrastructure
Transition Process
Contract Options
UK SAR Bid Process
Mobilisation Planning Phase
Implementation Phase
Acceptance Test Phase
Transition Steady State Phase
Steady State Phase
10-13 year Contract Period
Mar 2013
Jan 2014
Feb 2015
Apr 2015
Jul 2017
2023
2026
Responsibility Project Management Team
Responsibility – Bristow SAR Management
Transition Out of Process

TARGET ZERO   ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS   Bristow

34 UK GAP SAR and UK SAR timeline

Conclusion
• Bristow is the preferred service provider with a
proven history of SAR services in the UK and
continued commitment to operational excellence
• SAR service continuity through a managed
transition which includes local content job
creation
• Demonstrates value for money and potential for
other governmental SAR opportunities

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

36 UK SAR Finance Discussion Jonathan Baliff, SVP and CFO George Bruce, Global Operations Finance Director

Executive summary
•
Describe the capital requirements for UK SAR and the
timing of these expenditures
•
Provide our financing strategy to meet the UK SAR
capital requirements
•
Show the impact on financial guidance, especially from
an EPS perspective
•
Highlight how UK SAR is transformative by lowering
our overall business risk while meaningfully growing
our assets

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

UK SAR summary
•
The UK SAR  total anticipated capital requirement is ~$965M
and is expected to be funded using operating leases, cash flow from operations and existing revolver
•
Assuming today’s base business growth profile, we do not
expect that we will need to issue equity to fund the UK SAR
capital requirements
•
GAP SAR operations to begin early FY14 and transition to the
UK SAR contract in FY18
•
Contract structure includes a MSC and a monthly variable
charge that covers flying, fuel and ancillary items
•
EPS accretion expected to begin in FY16 and ramp up with full contract operations in FY18

Base

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

GAP SAR highlights
•
GAP SAR is already included in our 10-15% base business annual growth rate projection provided on our last earnings call in February
2013
•
Average LACE rate for GAP SAR is expected to be similar to EBU’s average LACE rate in FY13
•
Contract starts late Q1 FY14 in Sumburgh and early Q2 FY14 in
Stornoway; both are existing facilities
•
~$140M has been spent to date on four SAR configured S-92s with minimal spend needed on facilities and equipment
•
All four S-92s transition from GAP SAR to UK SAR contract in FY18
Service date Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
FY18 FY14 FY15 FY16 FY17
UK SAR
UK SAR
S-92 (2)
S-92 (2)
(existing facility)
(existing facility)
Sumburgh
Stornoway

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

UK SAR sources and uses of finance
•
The table below shows the approximate expected sources and uses of finance, split between aircraft, ground infrastructure and equipment, and pre-operating costs
* Liquidity includes cash on hand and unused revolver capacity
Year ending
USD millions
Uses
Owned aircraft 240 - - 15 10 215 - - -
Leased aircraft 405 - - - 175 90 - 140 -
Ground infrastructure and
equipment 125 - - 5 55 45 10 10 -
Pre-op cost to be financed 195 - 5 15 85 90 - - -
Total 965 - 5 35 325 440 10 150 -
Sources
BRS liquidity* 540 - 5 35 150 350 - - -
UK SAR cash flow 20 - - - - - 10 10 -
Aircraft leases 405 - - - 175 90 - 140 -
Total
965 - 5 35 325 440 10 150 -
Dec 16 Dec 17 Dec 18 TOTALS Dec 11 Dec 12 Dec 13 Dec 14 Dec 15

Base / Location

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Service Date Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Cumulative aircraft count 1 2 2 2 6 10 12 16 16 16 16 16 20 22 22 22
Sumburgh (existing facility)*
Stornoway (existing facility)*
Shared (training)
Shared (training)
Humberside (new facility)
Inverness (new facility)
Caernarfon (new facility)
Manston (new facility)
Cardiff (new facility)
Prestwick (new facility)
Newquay (new facility)
FY15 FY16 FY17 FY18
Lee-on-Solent (existing facility)
AW189 (1)
S-92 (1)
S-92 (2)
AW189 (2)
S-92 (2)
AW189 (2)
AW189 (2)
AW189 (2)
AW189 (2)
S-92 (2)
S-92 (2)
S-92 (2)
UK SAR aircraft transition dates
*Note that existing GAP SAR aircraft will continue to work from Sumburgh and Stornoway facilities

USD Millions

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Bristow’s current perspective on the capital
expenditure profile for UK SAR
•
Four S-92s for GAP SAR have already been
purchased for ~$140M
•
Total UK SAR capital expenditures are
estimated at ~$965M
•
Capital expenditures include ~$560M and are
shown in the table to the right:
•
~$195M of pre-operating costs will be
deferred and amortized over the length
of the contract
•
Owned aircraft (including S-92s and
AW189s) are ~$240M
•
Ground infrastructure and equipment is
~$125M
•
Leased aircraft including S-92s and AW189s
are ~$405M which includes the ~$140M
related to GAP SAR
$25 $25
$270
$210
$20
$10
$0
$50
$100
$150
$200
$250
$300
FY13 FY14 FY15 FY16 FY17 FY18
Capital Expenditure Profile

43 UK SAR Financing Strategy and Impact

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Bristow’s overall financial strategy for UK SAR
involves a corporate guaranteed solution
•
Several prospective lessors provided support letters in October 2012 and another ~15 prospective lessors submitted financing proposals
•
~60% of the aircraft will be leased and letters of intent are close to being executed with several lessors
•
Bristow’s capital strength was a competitive advantage in securing this tender with competitively priced leases
Cash
Flow and
Support
•
$431M of liquidity as of December 31, 2012 comprised of $232M in cash and equivalents and $199M in revolver borrowing capacity
•
Bristow officer’s certificates approved the use of cash for UK SAR
•
Parent company guarantee provided by Bristow in support of UK SAR tender
Operating
Leases

USD Millions

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

UK SAR can be financed and with prudent
balance sheet management maintained
•
Backstop facility put in place during
the tender process and permanent
financing is being arranged
•
Anticipated 10-15% long-term annual
growth in the base business yields
significant operating cash flow
•
UK SAR capital requirements to be
funded with operating leases, cash
flow and expanded revolver capacity
•
Prudent balance sheet management
is maintained as adjusted debt-to-
equity is not expected to exceed 80%
and interest and rent coverage is not
expected to fall below 2.75x
$0
$100
$200
$400
$500
$600
$700
$800
$900
FY13 FY14 FY15 FY16 FY17 FY18
Funding Requirement vs.
Bristow's Liquidity
Cash balance before UK SAR expenditures
Undrawn borrowing capacity
Bristow's financing requirement
$300

UK SAR stand alone financial performance
during contract period is highly stable
•
SAR-configured aircraft have a higher capital requirement (S-92s cost ~30% more and AW189s cost ~15% more than oil and gas
aircraft)
•
~85%/15% mix of MSC/Variable in UK SAR vs. ~70%/30% mix in
EBU
•
LACE rates at full run-rate is ~$12M; better than those in the
European Business Unit (EBU) and have a larger portion of fixed
MSC revenue
•
Anticipated UK SAR EBITDAR margins in the mid 40% range are
higher than historical EBU margins
•
Potential contract risks include, but are not limited to, unsatisfactory performance and termination for convenience which the Department for Transport (DfT) could exercise with six months notice

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Bristow UK SAR financial parameters
Total Contract Financial Metric Anticipated Contract Totals*
Operating Revenue ~$2,500M
EBITDAR ~$1,100M
BVA ~$300M
•
UK SAR contract is ~10 years in term with an option for a two year extension by the UK government
•
Two training aircraft are delivered in FY15 with the revenue anticipated to build between FY16 to FY18 as operational aircraft come on station
•
At full run rate, UK SAR is BVA, earnings and cash flow accretive
* Includes costs associated with contract start up and excludes two year extension

UK SAR Accretion
10% to 15% annual growth of base business*

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Base business adj. EPS growth rate can be maintained as
UK SAR contract builds to forecast ~$1/share contribution
* Base business projections are for illustrative purposes only and are not intended to be viewed as specific annual guidance
$2.58
$2.69
$3.08
$3.12
$3.73
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18
UK SAR expected to contribute
~$1.00 to adj. EPS by FY18
FY13 guidance mid-point
Base adj. EPS

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

UK SAR is transformative by shifting contract
mix to even more stable cash flow
• Bristow’s largest share of revenue remains related to oil and gas production, providing stability and growth opportunities
• UK SAR brings more stable cash flow (production, SAR and
other) to ~75% given higher and more certain margin revenue
streams
Before UK SAR
After UK SAR
* Based on historical averages
Other
10%
Production
60%
Exploration
20%
Development
10%
Typical revenues by segment
Other
9%
Production
53%
Exploration
17%
Development
9%
UKSAR
12%
Estimated revenues by segment*

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Bristow asset FMV including UK SAR aircraft  are expected to remain resilient and higher than current asset FMV per share
The UK SAR aircraft are expected to add
significant asset FMV in FY18, even after
netting the imputed leases
$44.06
$53.62
$52.89
~ $71
$35
$40
$45
$50
$55
$60
$65
$70
$75
12/2010 3/2011 6/2011 9/2011 12/2011 3/2012 6/2012 9/2012 12/2012
Book value of equity per share FMV of assets per share
Avg Closing Price FMV of assets per share including SAR

Concluding perspectives
•
The UK SAR  total capital requirement is ~$965M and Bristow
intends to maintain prudent balance sheet management throughout contract start up and full operations
•
Assuming today’s base business growth profile, we do not expect to issue equity to fund the UK SAR capital requirements
•
GAP SAR operations and UK SAR spend is to begin in FY14 with our expected 10-15% EPS long-term growth rate maintained
•
EPS accretion is expected to begin in FY16 and ramps up to
~$1/share with full FY18 operations
•
UK SAR is anticipated to be transformative by shifting contract mix to more stable cash flow while increasing our FMV per share

52 Future Market Opportunities Mark Duncan, SVP Commercial

Future market opportunity
•
SAR
•
The evolving SAR market
•
Oil and gas SAR
•
Oil and gas market update
•
EC225
•
Opportunity tracker 2013-2018
•
Aircraft supply/demand
•
Opportunity tracker 2013-2014

The evolving SAR market
•
Further outsourcing of SAR to civilian sector will continue
as it is successfully deployed
•
Civilian SAR (non-oil and gas) today
• UK Gap SAR (seven aircraft)
• Ireland SAR (five aircraft)
• Dutch Antilles (two aircraft)
• UK SAR (22 aircraft)
•
Civilian SAR (non-oil and gas) next to be awarded
• Falklands (three aircraft)
• Svalbard (two aircraft)
• Netherlands (three aircraft)
• Norway (18 aircraft – operation may not be outsourced)
• Nigeria (two aircraft)

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

55 aircraft 4 4 4 42 2 12 10 North America South America West Africa Europe Australia Russia / Sakhalin Greenland Oil and gas SAR 6

56 Oil and Gas Market Update

EC225 update
•
~80 EC225 continue to be suspended from operations globally
(16 from BRS)
•
BRS mainly affected in Aberdeen; however, we have
recovered well by redeploying or increasing utilization of
existing aircraft
•
In addition to aircraft, crewing is the critical bottleneck in
Aberdeen
• October 2012 = 81 pilots
• April 2013 = 127 pilots (+ 20 in training)
•
EC claims to have found the root cause, which is being
reviewed by authorities and independent parties

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Aircraft capacity in Aberdeen – October 22, 2012
– to date
Date
No of Operational
Aircraft Comments
October 22, 2012 14 12 EC225s, 2  S-92s
October 23, 2012 2 2 S-92s
October 24, 2012 3 1 S-76C++  from Southern North Sea (SNS)
October 26, 2012 4 1 AS332L from SNS
October 28, 2012 5 1 S-92 from Norway
October 29, 2012 6 1 S-92 (Cougar) – lease extended
November 5, 2012 7 1 AW139 from SNS
November 15, 2012 6 1 S-92 (Cougar) - lease ended
November 16, 2012 7 1 S-76C++ from SNS
November 18, 2012 6 1 S-92 from Norway ends
December 6, 2012 7 1 AS332L (refurbished)
December 12, 2012 8 1 S-92 on Line (new)
December 13, 2012 9 1 S-92 on Line (new)
December 22, 2012 8 1 S-76 C++ ends
January 7, 2013 9 1 S-92 on Line (new)
January 15, 2013 10 1 AS 332L (refurbished)
February 15, 2013 11 1 AS 332L  (refurbished)
February 18, 2013 12 1 AW139 (new)
April 22, 2013 13 1 AS332 (refurbished)

EC225 update (continued)
•
Solutions for return to operations are under
consideration
• FINAL/PERMANENT = re-design shaft ~18 months
• INTERIM = new operating procedures for enhanced
monitoring and early detection ~6 months (subject to
regulators approval)
•
Criticality of helicopter transportation to offshore oil and gas operations has been highlighted
• New contracting strategies being enacted by customers
• Bristow Client Promise fits well
• New value paradigm
• Security of supply versus price/cost
• Increased LACE rates

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

56
North America
Brazil, Peru,
Trinidad
Gulf of Guinea
Europe
Mid East, East Africa,
India, Bangladesh
Malaysia, Thailand
Indonesia
Australia
Total Opportunities *
Opportunity tracker FY14-FY18:
474 Bristow growth opportunities identified
30
430
56
Russia / Caspian
Greenland
15
Various International
3
19
233 222
85
31
17
9
101
2
11
44
9
17
27
10
51
13
10
26
11
26
New
Small
Medium
Large

Old
Technology

2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Supply/demand balances for large aircraft
segment
• Supply curves do NOT take
account of operational
limitations of older generation
large aircraft
• Supply curves include EC225
• Large aircraft production
capacity ~36 per year per
type (S-92 and EC225)
• Historically half to two-thirds
of supply goes to oil and gas
market
* Source: PFC Energy
0
50
100
150
200
250
300
350
400
# of
helicopters
Sensitivities on Retirement
Large Worldwide*
Base Case Demand High Case Demand
Supply - 30YRS Supply - 20YRS
Supply - 10YRS Supply - 25YRS

S-92 aircraft

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Opportunity tracker 2013-2014 award dates
• Bristow moved in November
2012 to secure additional S-92
aircraft capacity available for
delivery in 2013 and 2014
• Supply/demand tightness exists
in large helicopter sector,
exacerbated by EC225
suspension
• New large types (AW189,
EC175 and Bell 525) are not in
the market in significant
numbers until 2014-2016
• UK SAR aircraft are separate,
but reduces overall supply
capacity
0
10
20
30
40
50
60
2013 2014
BRS new supply Contracted BRS Demand (excluding EC225 backfill)

Conclusion
•
UK SAR contract can be catalyst for further
outsourcing of SAR by governments
•
Bristow is successfully managing through the
global suspension of EC225 fleet
•
Market demand is increasing and Bristow is
positioned to support our customers with
value adding solutions

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

64 Bristow Group Inc. (NYSE: BRS) 2103 City West Blvd., 4 th Floor Houston, Texas 77042 t 713.267.7600 f 713.267.7620 bristowgroup.com Contact us

65 Appendix

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Bios
William E. Chiles – President and Chief Executive Officer
William E. Chiles (Bill) is Chief Executive Officer and President of Bristow Group Inc. Prior to joining Bristow in
July 2004, Mr. Chiles served as Executive Vice  President and Chief Operating  Officer for Grey Wolf, Inc. Prior
to his tenure at Grey Wolf, he served as President and Chief  Executive Officer of Chiles Offshore, Inc. until its acquisition in 2002 by ENSCO International Incorporated, at which time he was appointed Vice President of
Business Development. Until 1997, he was Senior Vice President of Drilling Operations for Cliffs Drilling
Company, following its acquisition of Southwestern Offshore Corporation in 1996, a company which Mr. Chiles founded in 1992 and served as its President and Chief Executive Officer. In 1977, Mr. Chiles co-founded Chiles
Drilling Company, which then became Chiles Offshore Corporation, and was subsequently acquired by Noble
Drilling in 1994. Prior to 1977, Mr. Chiles served in a number of roles with Western Oceanic, Inc., including Vice
President for Domestic Operations in the Gulf of Mexico. Mr. Chiles is a graduate of the University of Texas at
Austin with a BBA in Petroleum Land Management and earned a MBA at Southern Methodist University in
Dallas.
Jeremy Akel – Senior Vice President, Global Operations
Jeremy Akel is Senior Vice President, Operations. Prior to assuming his current position, Mr. Akel served for two years as the Director of the Other International Business Unit (OIBU) at Bristow Group. Before January 2010, Mr.
Akel held various positions at Bristow Group, including  Director of the Latin America Business Unit and Manager
of International Strategy and Special Projects. He joined Bristow Group in 2004 after serving for two years as
Vice President, Aviation Business Consulting for Morten Beyer & Agnew, an international aviation consulting firm.
Prior to this, he served as Senior Manager, Business Consulting, Aviation Industry Practice for Anderson, LLP,
an international business consulting firm. From February 1997 to December 2000, he served in several management positions at Tidewater Marine International, Inc., an international provider of marine support services to the offshore energy industry. Mr. Akel began his career in 1991 as an aerospace engineer at the
National Transportation Safety Board.

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Bios
Jonathan E. Baliff – Senior Vice President and Chief Financial Officer
Jonathan Baliff joined the company as Senior Vice President and Chief Financial Officer in October 2010. Prior to
joining Bristow, Mr. Baliff was Executive Vice President, Strategy, at NRG Energy since May 2008, where he led the development and implementation of NRG’s corporate strategy as well as acquisitions and business alliances.
Prior to joining NRG, he was Managing Director in Credit Suisse’s Global Energy Group, where, since 1996, he advised energy companies on merger and acquisition assignments and project and corporate financings. Mr.
Baliff started his business career at Standard & Poor’s Corp. and then J.P. Morgan’s Natural Resources Group.
He served active duty in the U.S. Air Force for eight years from 1985 to 1993 in numerous assignments flying the
F-4G Phantom, including the first combat missions during the first Gulf War. He retired with the rank of Captain.
Mark B. Duncan – Senior Vice President, Commercial
Mark Duncan joined the company in January 2005 as Vice President of Global Business Development, and was
promoted to Senior  Vice President of Global Business Development, in January 2006. In January 2008, Mr.
Duncan became Senior Vice President, Western Hemisphere, and moved to his current position as Senior Vice
President, Commercial, in December 2009. Prior to joining Bristow, he was Commercial Director in the deep water floating production systems division of ABB based in Houston, Texas. Prior to this, he spent 18 years with the Halliburton/Brown & Root Group, mostly in the subsea sector where he filled various positions working in the
North Sea, Brazil and several other international areas, ultimately holding the position of Senior Global  Vice
President, Commercial, for the Subsea 7 entity.

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Bios
George Bruce – Global Operations Finance Director
George Bruce is Global Operations Finance Director of Bristow Group, and joined Bristow in February 2008 after spending over 25 years in the oilfield services industry. Mr. Bruce graduated with distinction from university in
Dundee with a BA in Accounting and is a qualified member of the Chartered Institute of Management
Accountants. Mr. Bruce has extensive working experience in the Far East/Australasia, the Middle East,
Russia/Caspian, Africa, Europe, Scandinavia and North America. In a career  spanning 25 years Mr. Bruce has had extensive periods of service in various regions around the world with Halliburton, Schlumberger and most latterly Baker Hughes where he spent 12 years in various roles and prior to joining Bristow was Corporate
Controller and Executive Director of Finance for Nigeria. Mr. Bruce has extensive experience in business re-
engineering and change management, acquisitions, divestitures, company formation, multi GAAP statutory reporting, tax, treasury and planning/forecasting.
Mike Imlach – Managing Director, Bristow Helicopters Limited and European Business Unit
Director
Mike Imlach has served as Director of Bristow Group’s European Business Unit since 2010 and oversees all commercial and operational aspects of the company’s activities in the UK, Norway and Holland.
Mr. Imlach has more than 30 years experience of working within the oil and gas and helicopter industries. He began his career as an offshore drilling contractor holding various offshore supervisory positions in the North
Sea. He then went on to serve 18 years with Baker Hughes, firstly in offshore and onshore coordination in the directional drilling division in Aberdeen, before moving on to the role of drilling systems manager in Italy. He then took on the role of Country Manager and Director in Egypt, Algeria and Nigeria, before joining Bristow in 2008 as
West Africa Strategic Business Unit Director. He is a graduate of the University of Aberdeen where he gained a
HND in Agriculture and a Post Graduate Diploma in Management Studies.
Mr. Imlach is also the current Chairman of the European Helicopter Operators Committee (EHOC).

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Bios
Hank Williams– General Manager, Cougar Helicopters
Hank Williams has 20 years of experience in the transportation industry with the last 16 years in the aviation sector. Mr. Williams joined Cougar Helicopters in 1997 as Passenger Movements Coordinator, quickly moving to
Base Operations Manager (St. John's) before being appointed as General Manager East Coast Operations. In
2010 Mr. Williams was appointed General Manager, Cougar Helicopters, with overall responsibility for all of
Cougar's operations globally which comprises all of VIH Aviation Group's IFR operations.

70 Bristow Group Inc. (NYSE: BRS) 2103 City West Blvd., 4 th Floor Houston, Texas 77042 t 713.267.7600 f 713.267.7620 bristowgroup.com Contact Us